UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.     )

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SKYLINE CORPORATION

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SKYLINE CORPORATION

2520 By-Pass Road

P.O. Box 743

Elkhart, Indiana 46515

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

September 21, 2015

NOTICE IS HEREBY GIVEN that the Annual Meeting of the Shareholders of Skyline Corporation (“Skyline” or the “Company”) will be held at the Garden Ballroom, Hilton Garden Inn, 3401 Plaza Court, Elkhart, Indiana 46514, on Monday, September 21, 2015, at 9:00 a.m., Eastern Daylight Time, for the following purposes:

1. To elect a Board of Directors for the ensuing year, or until their successors are elected and qualify.

2. To approve and adopt the Company’s 2015 Stock Incentive Plan.

3. To cast an advisory vote on the ratification of the appointment of Crowe Horwath LLP as Skyline’s independent auditor for fiscal year 2016.

4. To cast an advisory vote on executive compensation for fiscal year 2015.

5. To transact such other business as may properly come before the meeting, or any adjournment thereof.

The Board of Directors of Skyline recommends that you vote FOR the Board’s nominees for Directors, FOR the approval and adoption of the Company’s 2015 Stock Incentive Plan, FOR the approval of the selection of Crowe Horwath LLP as the independent auditor for fiscal year 2016, and FOR the approval of the compensation paid to the Named Executives for fiscal year 2015.

Your vote is important. Please note that in the absence of your specific instructions as to how to vote, brokers may only vote on the ratification of the appointment of the independent auditor, but no other proposals described in this Proxy Statement. In order for your vote to be counted, please make sure that you submit your vote to your broker.

The Board of Directors has fixed the close of business on July 24, 2015, as the record date for the determination of shareholders entitled to notice of, and to vote at, said meeting.

By Order of the Board of Directors

Martin R. Fransted

Corporate Controller and Secretary

September 1, 2015

IF YOU DO NOT EXPECT TO ATTEND THE MEETING IN PERSON, PLEASE SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

SKYLINE CORPORATION

2520 By-Pass Road, P.O. Box 743

Elkhart, Indiana 46515

September 1, 2015

PROXY STATEMENT

The enclosed proxy is solicited by the Board of Directors (the “Board”) of Skyline Corporation (“Skyline” or the “Company”) for use at the Annual Meeting of Shareholders to be held September 21, 2015 (the “Annual Meeting”). The shares represented by properly executed proxies received prior to the meeting will be voted. If the shareholder directs in the proxy how the shares are to be voted, they will be voted accordingly. When no direction has been given by the shareholder, it is the intention of the proxies named in the proxy to vote the same in accordance with their best judgment. Any proxy given may be revoked by the shareholder at any time prior to the voting of the proxy by (i) submitting written notice of the revocation to the Corporate Secretary prior to the Annual Meeting; (ii) submitting a later-dated and properly-executed proxy; or (iii) attending the Annual Meeting and voting in person. The approximate date on which this proxy statement and the form of proxy are first sent or given to shareholders is September 1, 2015.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be Held on September 21, 2015.

Skyline’s Annual Report to Shareholders, Proxy Statement, and Proxy are available on the Internet at www.skylinecorp.com.

Please contact Skyline’s Secretary Martin R. Fransted at (574) 294-6521 ext. 226 if you need to obtain directions on how to attend the Annual Meeting and vote in person.

Your vote is important. Please note that if you hold your shares through a broker, brokers may not vote your shares on the election of Directors, the approval and adoption of the Company’s 2015 Stock Incentive Plan, or the advisory vote on executive compensation for fiscal year 2015, in the absence of your specific instructions as to how to vote. In order for your vote to be counted, please make sure that you submit your vote to your broker.

VOTING SECURITIES

Only shareholders of record as of the close of business on July 24, 2015, or their proxies are entitled to vote at the Annual Meeting. As of that date, Skyline had outstanding 8,391,244 shares of Common Stock having one vote per share.

Each shareholder is entitled to one vote for each share of Common Stock held by the shareholder. A quorum for purposes of the Annual Meeting shall exist if a majority of the

Common Stock of Skyline entitled to vote is represented in person or proxy at the Annual Meeting. Abstentions, withheld votes and broker non-votes will be counted for purposes of determining whether a quorum is present. All votes cast at the Annual Meeting will be tabulated by Computershare Trust Company, N.A.

If your shares are held in an account with a bank, broker, or another third party that holds shares on your behalf, referred to herein as a “nominee,” then you are considered the “beneficial owner” of these shares, and your shares are referred to as being held in “street name.” If you hold your shares in “street name,” you must vote your shares in the manner provided for by your bank, broker, or other nominee. Your bank, broker, or other nominee has enclosed or provided a voting instruction card with this proxy statement for you to use in directing the bank, broker, or other nominee how to vote your shares.

If your shares are held by a bank, broker, or other nominee, they may not be voted or may be voted contrary to your wishes if you do not provide your bank, broker, or other nominee with instructions on how to vote your shares. Brokers, banks, and other nominees have the authority under the rules of the New York Stock Exchange (“NYSE”) to vote shares held in accounts by their customers in the manner they see fit, or not at all, on “routine” matters if their customers do not provide them with voting instructions. Proposals 1, 2, and 4 are not considered to be routine matters, but Proposal 3 is considered to be a routine matter. When a proposal is not routine and the bank, broker, or other nominee has not received your voting instructions, a bank, broker, or other nominee will not be permitted to vote your shares and a broker “non-vote” will occur. To ensure your shares are voted in the manner you desire, you should provide instructions to your bank, broker, or other nominee on how to vote your shares for each of the proposals to be voted on at the Annual Meeting in the manner provided for by your bank, broker, or other nominee.

Directors will be elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors. This means that the individuals who receive the highest number of votes are selected as directors up to the maximum number of directors to be elected at the meeting. Votes withheld from any director are counted for purposes of determining the presence or absence of a quorum for the transaction of business. Shareholders do not have the right to cumulate their votes in the election of directors. Abstentions, broker non-votes, and votes that are withheld will not be included in the vote count and will have no effect on the outcome of the vote.

The affirmative vote of a majority of the votes cast at the Annual Meeting is required to approve and adopt the Company’s 2015 Stock Incentive Plan. Abstentions and broker non-votes will have no effect on this proposal.

The affirmative vote of a majority of the votes cast at the Annual Meeting is required to approve, on an advisory basis, the ratification of the appointment of Crowe Horwath LLP as Skyline’s independent auditor for fiscal year 2016. Abstentions and broker non-votes will have no effect on this proposal.

PROPOSALS TO BE VOTED ON

PROPOSAL NO. 1.

ELECTION OF DIRECTORS

Under Skyline’s By-Laws, a maximum of eight (8) Directors are permitted to serve on the Board. Directors are elected on an annual basis at Skyline’s Annual Meeting of Shareholders, and each Director holds office for a one-year term. The nominees for Directors for fiscal year 2016 are: Arthur J. Decio, John C. Firth, Richard W. Florea, Jerry Hammes, William H. Lawson, David T. Link, Samuel S. Thompson, and Richard E. Newsted. Proxies cannot be voted for a greater number of persons than eight.

It is intended that the votes authorized by the enclosed proxy will be cast for the election of the eight Director nominees. In the event that one or more of the nominees shall unexpectedly become unavailable for election, the votes will be cast, pursuant to authority granted by the enclosed proxy, for such person or persons as may be designated by the present Board or the Board may be reduced accordingly. All of the nominees for whom the proxies intend to vote have agreed to serve as Directors if elected.

Information on the Director nominees can be found beginning on page 15 of this Proxy Statement.

The Board of Directors recommends that shareholders vote FOR all eight Director nominees.

PROPOSAL NO. 2.

APPROVAL AND ADOPTION OF THE COMPANY’S 2015 STOCK INCENTIVE PLAN

Subject to shareholder approval and upon recommendation of the Compensation Committee of the Board, the Board approved the Skyline Corporation 2015 Stock Incentive Plan (the “2015 Plan”). The 2015 Plan allows us to grant stock options and other equity awards to our directors, officers, employees, and eligible independent contractors. The 2015 Plan, if approved and adopted by the shareholders, will be effective as of the date it was originally approved by the Board, which was June 25, 2015.

Summary of the 2015 Plan

The following summary of the material terms of the 2015 Plan, a copy of which is attached hereto as Appendix A and is incorporated by reference herein, does not purport to be complete and is qualified in its entirety by the terms of the 2015 Plan.

Purposes of the 2015 Plan. The purpose of the 2015 Plan is to promote the long-term interests of Skyline by offering opportunities to our directors, officers, employees, and eligible independent contractors to acquire and maintain stock ownership in Skyline providing them with an increased incentive to work for our success and to enable Skyline to attract and retain capable employees, directors and independent contractors.

Type of Awards under the 2015 Plan. Awards under the plan may be in the form of:

•	Incentive Stock Options (ISOs) intended to be qualified under Section 422 of the Internal Revenue Code;

•	Non-Qualified Stock Options (NQSOs) (that are not intended to be so qualified);

•	Restricted Stock (awarded subject to risk of forfeiture);

•	Stock Appreciation Rights (representing the right to receive value based on appreciation in the value of Skyline shares following the date of an award);

•	Restricted Stock Units (representing the right to receive value based on the fair market value of a certain number of Skyline shares); and

•	Performance Awards (representing the right to receive value based on achievement of prescribed performance goals).

Stock Appreciation Rights, Restricted Stock Units and Performance Awards may be paid in cash, stock or a combination of the two.

Reason for Shareholder Approval. The approval of the 2015 Plan requires the affirmative vote of a majority of the votes cast at the Annual Meeting. The Compensation Committee and Board of Directors believe it is in the best interests of the Company and its shareholders to approve the 2015 Plan. The Plan, as adopted by the Board, requires approval by the shareholders. Such approval is necessary to satisfy NYSE MKT requirements and certain requirements of the Internal Revenue Code applicable to tax-qualified stock options.

Term of the Plan. The 2015 Plan will remain in effect until terminated by the Company or until all matters relating to the settlement of awards and administration of the 2015 Plan have been completed. No ISO may be exercised after the expiration of ten years after the date of grant; provided, however, that if the ISO is granted to an employee who (together with persons whose stock ownership is attributed to the employee pursuant to Section 424(d) of the Code), owns stock possessing more than 10% of the total combined voting power of all classes of stock of Skyline, the ISO may not be exercised after the expiration of five years after the date of grant.

Administration of the 2015 Plan. The 2015 Plan will be administered by the Compensation Committee of our Board of Directors (the “Committee”). The Committee is composed in accordance with, and governed by, the Committee’s charter, as approved from time to time by the Board. The Committee has the authority to select participants and grant awards under the 2015 Plan, to determine the number of shares to be subject to awards and determine the terms and conditions upon which the awards will be granted, to prescribe the form and terms of instruments evidencing grants, establish procedures and regulations for the administration of the 2015 Plan, interpret the 2015 Plan, determine whether an option award is an ISO or NQSO, and to make all other determinations which may be necessary or advisable for the administration of the 2015 Plan.

Eligibility and Participation. Eligibility to participate in the 2015 Plan is limited to the following persons who may be selected by the Committee to receive an Award: (i) current employees of the Company; (ii) members of the Board; and (iii) independent contractors of the Company.

The Board currently estimates that approximately 40 persons will be eligible to participate in the 2015 Plan upon its approval, including 32 employees of Skyline, the seven current members of the Board, and the one additional Board nominee.

Amendment and Termination. The Board may terminate, amend, or modify the 2015 Plan at any time, but no termination, amendment, or modification may be made which would adversely affect the rights of any participant who has been granted an award without the participant’s consent. Any amendments to the 2015 Plan require shareholder approval to the extent required by federal or state law or the rules of the national securities exchange on which the Company’s Common Stock is listed.

Shares Subject to the 2015 Plan. A total of 700,000 shares of our Common Stock are reserved for issuance under the 2015 Plan. Awards for 200,000 shares have been authorized by the Board prior to the date hereof. If an award expires, terminates or is canceled, the shares of our Common Stock not issued or forfeited thereunder shall again be available for issuance under the 2015 Plan.

Adjustments. The maximum number of shares available for issuance under the 2015 Plan, as well as the number and exercise price of options with respect to awards previously granted under the 2015 Plan, will be adjusted by the Committee, in its sole discretion, to reflect certain events, such as a recapitalization, stock split, stock dividend, combination of shares, or change in the corporate structure or capital structure of the Company, or by reason of any merger, consolidation, share exchange, or similar statutory transaction.

Performance Awards. The Committee will have the authority to grant performance awards to participants in the 2015 Plan entitling them to earn incentive compensation based on the achievement of performance goals established for one or more performance periods. The payment under a performance award will be measured by (i) the fair market value of the number of shares underlying the award at the end of a designated period, (ii) the increase in the fair market value of a specified number of shares during a designated period, or (iii) a fixed cash amount payable at the end of a designated period, contingent upon the extent to which the applicable performance goals have been met during the designated period. Payment may be made in cash, shares, or a combination of the two, as the Committee determines. The performance goals applicable to any award will be those goals established by the Committee with respect to Skyline, its business, or the participant. All performance awards must have a performance period of at least one year, except that the Committee may provide for the accelerated vesting of awards upon death or disability of a participant or a change of control of Skyline. No participant may be granted performance awards that could result in the participant receiving more than $500,000 in respect of any performance periods beginning in the same fiscal year of Skyline.

Stock Options. Stock options granted under the 2015 Plan may be either ISOs or NQSOs. ISOs may be granted only to employees of Skyline as of the grant date. The option exercise price per share shall not be less than the fair market value per share on the grant date. If a stock option which is intended to qualify as an ISO is granted to an individual who owns or who is deemed to own shares possessing more than 10% of the combined voting power of all classes of shares of the Company, then the exercise price per share shall not be less than 110% of the fair market value per share on the grant date.

Subject to any vesting provisions or other conditions, restrictions or limitations regarding the exercise of an option as determined by the Committee, an option may be exercised, in whole or in part, at any time beginning on the grant date and ending on the date the option expires or otherwise terminates in accordance with the applicable award agreement and the 2015 Plan; provided that, no option may be exercisable after the 10th anniversary of the grant date (the 5th anniversary for 10% owners). During the lifetime of a participant, an option may be exercised only by the participant, and after the death of the participant (but prior to the termination of the option) the option may be exercised by the participant’s legal representative. To exercise an option, the participant must give written notice to the Company together with full payment of the exercise price, plus the amount of taxes (if any) required by the Company to be withheld. The date of exercise will be the date on which the notice and payment are received by the Company. Payment of the exercise price may be made in cash (including check, bank draft, or money order), or if permitted by the Committee in its sole discretion, (i) by requesting that the Company withhold shares issuable upon exercise of the option having an aggregate fair market value on the date of exercise equal to the aggregate exercise price, or (ii) through a combination of cash and shares.

Following a participant’s death, the Board, as an alternative means of settlement of the option, may elect to pay to the participant’s personal representative the amount by which the fair market value per share on the date of exercise exceeds the exercise price, multiplied by the number of shares with respect to which the option is properly exercised. Except as otherwise provided in the award agreement, unexercised options generally terminate upon the termination of employment or service of the option holder, except that employees who are not terminated for cause as defined in the 2015 Plan will have 90 days to exercise their options, and options held by employees terminated as a result of death or disability will expire one year after the date of such termination.

Stock Appreciation Rights. Stock appreciation rights may be awarded to employees and non-employee directors of Skyline, in such amounts as it determines. Subject to the terms of the 2015 Plan and any applicable award agreement, a stock appreciation right will confer on the holder a right to receive, upon exercise, the excess of (i) the fair market value of one share on the date of exercise, over (ii) the grant price of the stock appreciation right as specified by the Committee, which will not be less than 100% of the fair market value of one share on the grant date. The Committee will determine all other terms and conditions of a stock appreciation right, including the term (which will not be longer than ten years after the grant date), methods of exercise, and methods of settlement (including whether stock appreciation rights will be settled in cash, shares, other securities, other awards, or other property, or any combination of them). The Committee may impose conditions or restrictions on the exercise of any stock appreciation right as it may deem appropriate.

Restricted Stock. Restricted stock is stock which cannot be transferred and remains subject to a risk of forfeiture until the applicable vesting conditions are attained. The Committee has the discretion to determine the vesting conditions and other terms of restricted stock. No holders of restricted stock will have any of the rights of a shareholder of the Company with regard to the Common Stock that is the subject of the restricted stock unless and until certificates representing the shares shall have been issued, recorded on the records of the Company or its transfer agents or registrars and delivered to the participant or other person entitled to the shares. No participant may be granted an award of restricted stock that could result in the participant receiving restricted stock relating to more than 100,000 shares during any fiscal year of the Company. If a participant elects under Code Section 83(b) to be taxed at the time an award of restricted stock (or other property subject to such Code section) is made, rather than at the time the award vests, the participant must notify the Company within seven days of the award date of the restricted stock.

Restricted Stock Units. Restricted stock units are rights to receive a payment equal to the fair market value of one share. Payment on a restricted stock unit may be made in cash, shares, or a combination of the two, as the Committee determines. No participant may be granted an award of restricted stock units that could result in the participant receiving restricted stock units relating to more than 100,000 shares during any fiscal year of the Company.

Change of Control Provisions. Except as otherwise specifically provided in an award agreement, in the event of a “Change of Control” of the Company, the Board may, in its sole discretion, provide for the treatment of awards in any manner its deems appropriate, including substituting for any and all outstanding awards alternative consideration as it in good faith may determine to be equitable in the circumstances, and the Board may require the surrender of all awards so replaced or the acceleration of the vesting of any option, or the provision of the same consideration, calculated on a per share basis, as the holders of shares were entitled to receive as if the options were exercised. Any adjustments described above will be determined solely by the Board.

For purposes of the 2015 Plan, a “Change of Control” is defined as (i) the consummation of a plan of merger or consolidation of Company with any other corporation or entity (other than a corporation or entity directly or indirectly controlled by the Company) as a result of which the holders of the voting stock of the Company receive less than 50% of the voting stock or equity of the surviving or resulting corporation or entity; (ii) the acquisition by any person or entity (or more than one person or entity acting as a group) in any one year period of the beneficial ownership of more than 50% of the combined voting power of the then outstanding voting stock of Company; provided that, any acquisition by an employee, or group composed entirely of employees, any qualified retirement plan, or any other employee benefit plan (or related trust) sponsored or maintained by Company or any entity controlled by Company shall not constitute a Change in Control; or (iii) the sale or other disposition of all or substantially all the assets of Company (other than as security for the obligations of the Company) to a person or entity (or more than one person or entity acting as a group) which is not controlled by Company or by the persons or entities controlling Company immediately prior thereto.

Transferability. Generally, awards granted under the 2015 Plan are non-transferable, other than by will or the laws of descent and distribution or a qualified domestic relations order.

Recoupment Policy. All awards and payments made or required to be made, or shares received or required to be issued, under the 2015 Plan to any participant are subject to repayment to the Company under the terms of any clawback, recoupment, or other similar policy implemented by the Board from time to time.

Federal Income Tax Consequences

The following discussion is for general information only and is intended to summarize briefly the material United States federal tax consequences to participants arising from participation in the 2015 Plan. This description is based on existing U.S. laws and regulations, and there can be no assurance that those laws and regulations will not change in the future. This discussion is not intended as tax guidance to participants in the 2015 Plan, as the tax treatment of participants in the plan may vary with the types of awards made, the identity of the recipients, and the method of payment or settlement. No attempt has been made to discuss any potential foreign, state, or local tax consequences. Moreover, this summary does not address the tax consequences upon a participant’s death, or the effects of other federal taxes (including possible “golden parachute” excise taxes). This discussion does not purport to discuss all tax consequences related to awards under the 2015 Plan, and the Company cannot assure participants of any particular tax result. As such, participants should consult with their own tax advisors as to the tax consequences of transactions under the 2015 Plan.

Grant of Options. A recipient of option awards will not recognize any taxable income at the time an option is granted and the Company will not be entitled to a federal income tax deduction at that time.

Exercise of ISOs. No ordinary income will be recognized by the holder of an ISO at the time of exercise. The excess of the fair market value of the shares at the time of exercise over the aggregate option exercise price will be an adjustment to alternative minimum taxable income for purposes of the federal “alternative minimum tax” at the date of exercise. If the recipient of an option award holds the shares purchased for the greater of two years after the date the option was granted and one year after the acquisition of such shares, the difference between the aggregate option price and the amount realized upon disposition of the shares will constitute a long term capital gain or loss, as the case may be, and the Company will not be entitled to a federal income tax deduction.

If the shares acquired upon exercise of an ISO are disposed of in a sale, exchange or other “disqualifying disposition” within two years after the date of grant or within one year after the date of exercise, the recipient of option awards will realize taxable ordinary income in an amount equal to the lesser of (i) the excess of the fair market value of the shares purchased at the time of exercise over the aggregate option exercise price and (ii) the excess of the amount realized upon disposition of such shares over the option exercise price. The Company will be entitled to a federal income tax deduction equal to the amount of ordinary income recognized by the recipient of option awards. The excess, if any, of the amount realized upon disposition of the shares in a disqualifying disposition over the fair market value of the shares at the time of exercise will constitute capital gain, which will be long-term capital gain if the recipient of option awards has held the shares more than one year after exercise.

Exercise of Non-Qualified Options. Taxable ordinary income will be recognized by the holder of an option that does not qualify as an ISO (a “non-qualified option”) at the time of exercise, in an amount equal to the excess of the fair market value of the shares purchased at the time of such exercise over the aggregate option exercise price. The Company will be entitled to a federal income tax deduction equal to that amount. The recipient of option awards will generally recognize a taxable capital gain or loss based upon the difference between the per share fair market value at the time of exercise and the per share selling price at the time of a subsequent sale of the shares. The capital gain or loss will be short term or long term depending on the period of time the shares are held by the recipient of option awards following exercise.

Restricted Stock. For restricted stock awards that vest over time, the recipient will not recognize income when the restricted shares are granted, unless the recipient makes the election described below. While the restrictions are in effect, the recipient will recognize compensation income equal to the amount of the dividends received and the Company will be allowed a deduction in a like amount.

When the restrictions on the shares are removed or lapse, the excess of fair market value of such shares on the date the restrictions are removed or lapse over the amount paid by the recipient for the shares will be ordinary income to the recipient. The Company will be entitled to a federal income tax deduction equal to that amount. Upon disposition of the shares, the gain or loss recognized by the recipient will be treated as a capital gain or loss. The capital gain or loss will be short term or long term depending upon the period of time the shares are held by the recipient following the removal or lapse of the restrictions.

If a Section 83(b) election is filed by the recipient with the Internal Revenue Service within 30 days after the date of grant of restricted stock, then the recipient will recognize ordinary income and the holding period will commence as of the date of grant. The amount of ordinary income recognized by the recipient will equal the excess of the fair market value of the shares as of the date of grant over the amount paid by the recipient for the shares. The Company will be entitled to a deduction in a like amount. If such election is made and the recipient thereafter forfeits the restricted shares, no refund or deduction will be allowed for the amount previously included in such recipient’s income.

Code Section 409A. The above discussion does not address the federal income tax consequences of awards under Section 409A of the Code. Section 409A provides that covered amounts deferred under a non-qualified deferred compensation plan are includable in the participant’s gross income and subject to 20 percent of additional tax plus in certain cases an interest charge, to the extent not subject to a substantial risk of forfeiture and not previously included in income, unless certain requirements are met, including limitations on the timing of deferral elections and events that may trigger the distribution of deferred amounts. Certain types of awards under the 2015 Plan (other than incentive stock options and non-qualified stock options that meet the rules to be exempt from Section 409A) may be subject to Section 409A. It is the intent of the Board that awards of stock or bonus and incentive awards or incentive stock under the 2015 Plan be structured so that they are not subject to Section 409A. If subject to Section 409A, however, the 2015 Plan and the award agreements are intended to comply with Section 409A requirements.

Miscellaneous Rules. Special rules will apply in cases where a recipient of an award pays the exercise or purchase price of the award or any applicable withholding tax obligations under the 2015 Plan by delivering previously owned shares or by reducing the number of shares otherwise issuable pursuant to the award. The surrender or withholding of such shares will in certain circumstances result in the recognition of income with respect to such shares or a carry-over basis in the shares acquired, and may constitute a disqualifying disposition with respect to ISO shares.

As described above, the terms of the agreements pursuant to which specific awards are made to participants under the 2015 Plan may provide for accelerated vesting or payment of an award in connection with a Change in Control. In that event and depending on the individual circumstances of the recipient, certain amounts with respect to such awards may constitute “excess parachute payments” under the “golden parachute” provisions of the Code. Pursuant to these provisions, a recipient will be subject to a 20% excise tax on any “excess parachute payments” and the Company will be denied any deduction with respect to such payments. Participants in the 2015 Plan should consult their tax advisors as to whether accelerated vesting of an award in connection with a Change in Control would give rise to an excess parachute payment.

Withholding Taxes. No withholding taxes are payable in connection with the grant of any stock option or the exercise of an ISO. However, withholding taxes must be paid at the time of exercise of any non-qualified option. In respect of all other awards, withholding taxes must be paid whenever the participant recognizes income for tax purposes.

Interests of Certain Persons in the Action Taken

Each of the Company’s directors and executive officers is a potential recipient of awards under the 2015 Plan. In this regard, under the Executive Employment Agreement dated June 25, 2015 between the Company and Richard Florea (the “Executive Employment Agreement”), the Chief Executive Officer of the Company, the Company granted Mr. Florea, subject to the 2015 Plan being approved by the Company’s shareholders and subject to the terms and conditions of the 2015 Plan, options to purchase 200,000 shares of Skyline Common Stock in respect of fiscal 2016 compensation. The option grant will be subject to the terms and conditions of an award agreement, which will provide that the options will vest in five annual installments of 40,000 options each. As of the date this Proxy Statement is first sent to shareholders, the Committee has not committed to grant any other awards to any director, executive officer, employee or independent contractor of the Company. However, we expect that the Committee will grant awards to such participants in the future. Accordingly, the directors and executive officers of Skyline have a substantial interest in the passage of the 2015 Plan proposal.

New Plan Benefits

Except with respect to the grant of options under Mr. Florea’s Executive Employment Agreement as described above, the executive officers, directors, employees, and independent contractors of the Company who will participate in the 2015 Plan, and the awards that may or will be made to any of them in the future, are to be determined in the discretion of the Compensation Committee and are not determinable at this time. The table below summarizes the awards that have been or will be received by or allocated under the 2015 Plan, to the extent determinable as of the date of this Proxy Statement, to Mr. Florea, all current executive officers as a group, all current directors who are not executive officers as a group, and all employees of the Company, including all current officers who are not executive officers, as a group.

New Plan Benefits

Skyline Corporation 2015 Stock Incentive Plan

Name and Position	Dollar value ($)	Number of units
Richard W. Florea President and Chief Executive Officer	421,000	200,000
Executive Group	421,000	200,000
Non-Executive Director Group1	—	—
Non-Executive Officer Employee Group1	—	—

1  Not determinable.

Pursuant to Mr. Florea’s Executive Employment Agreement, the Compensation Committee granted Mr. Florea under the 2015 Plan in respect of fiscal year 2016 annual compensation 200,000 options which will vest in five annual installments of 40,000 options each, subject to the approval of the 2015 Plan by the shareholders. Upon the approval of the 2015 Plan by the Company’s shareholders, the grant of options to Mr. Florea as described above will be effective as of the date of grant, or June 25, 2015. If the shareholders do not approve the 2015 Plan, Mr. Florea will be entitled to an award of NQSOs based on the same terms and conditions as the above-described option grant.

Securities Authorized for Issuance Under Equity Compensation Plans

As of May 31, 2015, the Company had no compensation plans under which equity securities of the Company were authorized for issuance, as reflected in the following table which provides information as of May 31, 2015:

	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	—	—	—
Equity compensation plans not approved by security holders	—	—	—

Total	—	—	—

Required Vote

The affirmative vote of the holders of a majority of the votes cast on the proposal at the Annual Meeting, in person or by proxy, is required to approve the 2015 Plan. If approved and adopted by the shareholders, the 2015 Plan will be effective as of the date the Board approved the 2015 Plan, which was June 25, 2015. Abstentions and broker non-votes will have no effect on this proposal.

The Board of Directors recommends that shareholders vote FOR the approval and adoption of the Company’s 2015 Plan.

PROPOSAL NO. 3.

ADVISORY VOTE TO RATIFY THE APPROVAL OF THE APPOINTMENT OF CROWE HORWATH LLP AS INDEPENDENT AUDITOR FOR FISCAL YEAR 2016

The Audit Committee is responsible for the appointment of the independent auditor engaged by Skyline. The Board and Audit Committee have appointed Crowe Horwath LLP as independent auditor for fiscal year 2016. The Board of Directors is asking shareholders to ratify this appointment. Crowe Horwath LLP audited Skyline’s financial statements for fiscal year 2015. A representative of that firm will be present at the Annual Shareholders’ Meeting and will have an opportunity to make a statement and answer questions. Shareholders may vote for or against the ratification of Crowe Horwath LLP as Skyline’s independent auditor for fiscal year 2016, or the shareholder may abstain from voting.

The Board of Directors recommends that shareholders vote FOR ratifying the appointment of Crowe Horwath LLP, an independent registered public accounting firm, to serve as Skyline’s independent auditor for fiscal year 2016.

PROPOSAL NO. 4.

ADVISORY VOTE ON EXECUTIVE COMPENSATION

The Board of Directors is asking the shareholders to provide an advisory, nonbinding vote to approve the compensation awarded to our Named Executive Officers, as described in the “Executive Compensation” section of this Proxy Statement. Skyline is providing this advisory vote as required pursuant to Section 14A of the Securities Exchange Act of 1934. Non-binding votes on executive compensation have occurred at each of Skyline’s Annual Meetings since 2011, and it is anticipated that such non-binding votes will continue to occur on an annual basis.

Skyline’s Compensation Committee oversees the compensation program and compensation awarded. In addition, it adopts changes to the program and awards compensation as appropriate to reflect Skyline’s circumstances and to promote the main objectives of the program. These objectives include: to compete for and retain managerial talent, to reward profitable growth and increase shareholder returns and to effectively tie pay to performance. The Board is asking the shareholders to indicate their support for the Named Executive Officers’ compensation for fiscal year 2015. The Board believes the executive compensation program was designed appropriately and is working to ensure that management’s interests are aligned with the shareholders’ interests to support long-term value creation.

Shareholders may vote for or against the following resolution, or abstain from voting. This vote is not intended to address any specific item of compensation, but rather the overall compensation of the Named Executive Officers. The proposed resolution is:

Resolved, that the shareholders approve the compensation awarded to Skyline’s Named Executive Officers for fiscal year 2015, as disclosed in the Executive Compensation discussion included in this Proxy Statement.

While this vote is advisory and not binding on Skyline, the Board and the Compensation Committee expect to consider the outcome of the vote, along with other relevant factors, when considering future executive compensation decisions.

The Board of Directors recommends that shareholders vote FOR the approval of the foregoing resolution on Named Executive Officer compensation.

DIRECTOR QUALIFICATIONS AND BIOGRAPHICAL INFORMATION

The Board has determined that the current Directors and additional Director nominee have the qualifications, skills and experience that are consistent with Skyline’s policy for selection of Directors. In various fields and positions, all of Skyline’s Directors and nominees have demonstrated their leadership, intellectual and analytical skills, gained deep experience in core management skills, such as strategy and business development, finance, risk assessment, and leadership development and succession planning, and have gained significant experience in corporate governance and oversight. Biographical information for Skyline’s current Directors, who are also all nominees for election as Directors at the Annual Meeting, and an additional Director nominee who is not currently serving as a Director, is set forth below, including the specific qualifications, skills and experiences considered by the Governance and Nominating Committee in recommending the slate of nominees.

Current Directors

Arthur J. Decio, age 84, has served as a Director of Skyline since 1959. Mr. Decio is a founder of Skyline and he has been involved in the leadership of Skyline since its inception. He served Skyline in a consulting capacity from September of 2001 until September of 2007.

John C. Firth, age 57, has served as a Director of Skyline since 2006. Mr. Firth has since 2005 been President of Quality Dining, Inc., a restaurant holding company with more than 220 restaurants in seven states. Mr. Firth was Executive Vice President, Principal Financial Officer and General Counsel to Quality Dining, Inc. from 2002 to 2005 which, during such time, was a publicly-traded company. He brings his legal and financial experience to his Board participation.

Richard W. Florea, age 52, was elected as a director and appointed as President and Chief Executive Officer of Skyline effective July 27, 2015. Prior to joining Skyline Mr. Florea served as President and Chief Operating Officer for Truck Accessories Group, LLC, a producer of fiberglass caps and tonneaus for light and mid-sized trucks. From 1998 through 2009, he was President and Chief Operating Officer of Dutchmen Manufacturing, Inc., a maker of travel trailers. Mr. Florea was a division sales manager for Skyline from 1994 to 1998. Mr. Florea has substantial knowledge of the manufactured housing and recreational vehicle industries, and his demonstrated ability to grow businesses and develop value creation strategies will benefit Skyline’s dealer partners and customers, all of which he brings to his Board participation.

Jerry Hammes, age 83, has served as a Director of Skyline since 1986. Mr. Hammes is President of Romy Hammes, Inc., a bank holding company and real estate investment company, in South Bend, Indiana, and Chairman of Peoples Bank of Kankakee County, a bank located in Bourbonnais, Illinois. Mr. Hammes has been associated with various businesses and not-for-profit organizations since 1955. In the financial services industry, he has served as chairman of several audit committees beginning with a de novo savings and loan in 1956 and continuing with five bank holding companies and seven banks. The Board benefits from his experience in the financial services industry.

William H. Lawson, age 78, has served as a Director of Skyline since 1973. Mr. Lawson was formerly part of Skyline’s management before becoming the Chief Executive Officer of Franklin Electric Co., Inc. He brings his business experience and historical perspective of the manufactured housing and recreational vehicle industries to his Board participation.

David T. Link, age 78, has served as a Director of Skyline since 1994. In addition, he currently serves as Chaplin for prisons in Northern Indiana and is the retired Deputy Director of Religion and Community Activities, Indiana Department of Corrections. He is Dean Emeritus of the Notre Dame Law School, University of Notre Dame, and President Emeritus, University of Notre Dame Australia. Mr. Link is also the retired President and CEO of International Centre for Healing and the Law located in Kalamazoo, Michigan. The Board benefits from Mr. Link’s background in law, accounting and ethics.

Samuel S. Thompson, age 66, has served as a Director of Skyline since April 2013. Prior to joining the Board, Mr. Thompson practiced law for thirty-eight years, and was a partner with Barnes & Thornburg LLP until December 2012. From 1991 until his retirement, Mr. Thompson served as Skyline’s counsel, which provides him with strong institutional knowledge of Skyline. Mr. Thompson brings this institutional knowledge and his legal experience to his Board participation.

Nominee Who is Not Currently a Director

Richard E. Newsted, age 57, is a nominee standing for first-time election to the Skyline Board at the Annual Meeting. Mr. Newsted served as President and Chief Executive Officer of Meridian Automotive Systems, Inc. (“Meridian”) from October 2005 to September 2009. He previously served as Meridian’s President from April 2005 through September 2005, and as Executive Vice President, Chief Financial Officer from May 2001 through March 2005. Prior to joining Meridian, Mr. Newsted served from 1994 to 2001 as Executive Vice President in various finance, manufacturing and commercial capacities at AK Steel Holding Corporation. Prior to that, Mr. Newsted worked in various roles in the finance department at National Steel Corporation from 1979 to 1994, culminating in his being named Vice President, Chief Financial Officer and Secretary of the corporation in 1993. Since 2009, Mr. Newsted’s principal occupation has been providing independent counsel and corporate governance expertise through service on the boards of directors of numerous privately-held companies, currently including NIBCO, Inc., Dayco, LLC, Titan Outdoor Holdings, LLC, Pacific Crane Maintenance Company, LLC, OHH Acquisition Corporation, Rotech Healthcare, Inc., United States Steel Canada, Inc., The Greeley Company, AVI-SPL Holdings, Inc., and Chassix Holdings, Inc., as well as Mirabela Nickel Limited, a publicly-traded company listed on the Australian Stock Exchange. Mr. Newsted currently serves on the board of directors of GT Advanced Technologies Inc., which has a class of securities registered under the Securities Exchange Act of 1934. Mr. Newsted received a Master of Business Administration degree, with honors, from the University of Notre Dame, and graduated magna cum laude from Ball State University with a Bachelor of Science degree in accounting. Mr. Newsted is a Certified Public Accountant, Certified Management Accountant and Certified Cash Manager.

CORPORATE GOVERNANCE

Skyline believes good governance starts with a Board whose independence ensures candid and constructive engagement with management about all aspects of Skyline’s business. Skyline’s Director nomination process seeks persons with the initiative, time, skills and experience to be effective contributors.

Skyline’s governance processes address matters relating to Board operations that are fundamental to shareholder interests. The independent Directors meet regularly without management present to evaluate Skyline’s results, plans and challenges, as well as management’s performance and the strength and development of Skyline’s Named Executive Officers. Between June 1, 2014 and May 31, 2015, the Board met eight times. All the Directors of the Board were present at these meetings, except two Directors missed one meeting and one Director missed two meetings. Skyline’s independent Directors also met in executive session one time during the fiscal year ended May 31, 2015. Directors are expected, although not required, to attend Skyline’s Annual Shareholders’ Meeting, and all Board meetings and meetings of the Committees of the Board on which they serve. In 2014, all of the Directors attended the Annual Meeting of the Shareholders except for one Director.

The Board is actively engaged in overseeing and reviewing Skyline’s strategic direction and objectives, taking into account (among other considerations) Skyline’s risk profile and exposures. The Board conducts an annual in-depth review of the business, which includes consideration of strategic, operational, competitive, financial, compliance and other risk exposures. Skyline currently separates the Chairman and CEO functions, with each position held by a different individual. Skyline has at times operated with a combined Chairman and CEO functions and at other times Skyline has separated those positions. The Board considers the current constituency of management in evaluating whether a combined role is efficient and effective. At the present time, it is the assessment of the Board that separating these positions allows the CEO to focus on the Company’s business, while the Chairman can focus on corporate governance matters, as well as leadership development and succession planning. Mr. Firth serves as the non-executive Chairman of the Board, and his considerable experience with other publicly-traded companies provides him with an excellent background to define the function and structure of the independent directors. The primary focus of the independent directors continues to be an independent assessment of the performance of the Corporation, along with a continuous discussion regarding succession planning. The Board interacts extensively with management in a continuous monitoring of risk factors, both internal and external, that are involved with this particular business and corporation. The independence of the Board, the extensive experience of the Board of Directors, and the sophistication of the individuals participating on the Board provide a high level of ability to address risk at all levels.

Although the Board as a whole has responsibility for risk oversight, three standing committees also oversee Skyline’s risk profile and exposures relating to matters within the scope of each committee’s authority and reports to the Board about their deliberations. The committees are the Audit Committee, Compensation Committee, and the Nominating and Governance Committee. The Audit Committee considers audit, accounting and compliance risk, and it receives reports from its outside auditors, internal audit staff, and the Chief Financial Officer, among others. The Audit Committee is also responsible for the review of Skyline’s major risk exposures (whether financial, operational or otherwise), and the steps management has taken to monitor and control such exposures, and for evaluating management’s process to assess and manage Skyline’s enterprise risk issues. The Compensation Committee considers the level of risk implied by Skyline’s compensation programs, including incentive compensation programs in which the CEO and other employees participate. The Nominating and Governance Committee monitors potential risks to the effectiveness of the Board, notably Director succession and the composition of the Board, and the principal policies that guide Skyline’s governance. Each of the committees operates under a written charter to promote clarity in their responsibilities and accountability among their members. These committees work in a coordinated way to address recurring matters and respond to unanticipated events, and they are discussed in greater detail below.

In addition, in compliance with the wishes of a majority of the shareholders, shareholders will again have the opportunity to participate in a nonbinding advisory vote on the compensation of the Named Executive Officers.

Committees

Information about Committee meetings is as follows:

The Audit Committee consisted of Messrs. Hammes, Firth, Lawson, Link, and Thompson. It met five times during the fiscal year ended May 31, 2015. Every member of the Audit Committee was present at all the meetings, except one committee member missed one Committee meeting. The Committee meets with the accounting firm which conducts the annual audit of Skyline’s financial statements, reviews auditors’ recommendations, reviews the independence of Skyline’s auditors and considers the range of audit and non-audit fees. It also meets with the internal audit staff and Chief Financial Officer, reviews the scope and adequacy of Skyline’s internal auditing program and reports its findings to the Board with any recommendations it considers appropriate. Skyline’s Board has adopted a written charter for the Audit Committee which is posted to Skyline’s website at www.skylinecorp.com and available in paper form upon request to Skyline’s Secretary. The members of the Audit Committee are all “independent” as defined in the applicable listing standards. Messrs. Hammes, Firth, Lawson and Link are all “Audit Committee Financial Experts.”

The Nominating and Governance Committee consisted of Messrs. Firth, Hammes, Lawson, Link, Thompson and, until his resignation effective September 9, 2014, Mr. McKenna, all of whom are, or was, with regard to Mr. McKenna, independent. It met twice during the fiscal year ended May 31, 2015. Every member of the Nominating and Governance Committee was present at all the meetings. The Nominating and Governance Committee identifies individuals qualified to become members of the Board, and recommends that the Board nominates such individuals for election to the Board at the next Annual Meeting of Shareholders. The Nominating and Governance Committee also develops and reviews Skyline’s corporate governance guidelines and makes recommendations to the Board regarding the guidelines. The Nominating and Governance Committee believes that candidates for directors should meet certain minimum qualifications including being of the highest ethical character and sharing the values of Skyline as reflected in Skyline’s Code of Business Conduct and Ethics, having reputations both personal and professional consistent with the image and reputation of Skyline, and being highly accomplished in their respective fields with superior credentials and recognition and having relevant experience and expertise. In selecting candidates, the Nominating and Governance Committee and Board take diversity into account, seeking to ensure a representation of varied perspectives and experience, although Skyline’s nomination policy does not prescribe specific standards for diversity. The Nominating and Governance Committee retains the right to modify these qualifications. Shareholders may provide the Nominating and Governance Committee information on director candidates for consideration by the Nominating and Governance Committee. The Nominating and Governance Committee will consider shareholder recommendations of candidates when the recommendations are properly submitted. To be considered, any such shareholder recommendation must be submitted as set forth under the section of this Proxy Statement below entitled “Shareholder Proposals,” and must comply with the notice, information, and consent provisions set forth in the Company’s Bylaws. Shareholder nominees will be evaluated under several criteria, including: (i) the satisfaction of applicable “independence” and eligibility requirements, such as those required of members of the Audit Committee and the Compensation Committee; (ii) the person’s professional experiences, including achievements, and whether those experiences and achievements would be useful to the Board, given its existing composition, in discharging its responsibilities; (iii) the person’s subject matter expertise, i.e., finance, accounting, legal, management, technology, strategic visioning, marketing, and the desirability of that particular expertise given the existing composition of the Board; (iv) the viewpoint, background, and demographics of the person and whether the person would positively contribute to the overall diversity of the Board; (v) the person’s professional ethics, integrity, and values; (vi) the person’s intelligence and ability to make independent analytical inquiries; (vii) the person’s stated willingness and ability to devote adequate time to Board activities, including attending meetings and development sessions and adequately preparing for those activities; (viii) the person’s service on more than three public company boards, excluding the Board, unless the Nominating and Governance Committee concludes, based upon a review of all of the facts and circumstances, that such service on more than three other public company boards would not impair the ability of the proposed candidate/nominee to discharge their responsibilities as a member of the Board, and, provided further, the proposed candidate/nominee does not serve on more than five other public company boards; (ix) the person’s principal business responsibilities; (x) whether the person would be able to serve on the Board for an extended period of time; (xi) whether the person has, or potentially could have, a conflict of interest which would affect the person’s ability to serve on the Board or to participate in decisions that are material to the Corporation; and (xii) whether and to what extent the person has an ownership interest in the Corporation. The Nominating and Governance Committee retains absolute discretion and independence in determining whether to recommend a candidate. Skyline has a written charter for the Nominating and Governance Committee which is posted to Skyline’s website at www.skylinecorp.com and available in paper form upon request to Skyline’s Secretary.

On June 25, 2015 the Board approved amended and restated by-laws of the Company (the “Amended By-Laws”) to be effective as of June 25, 2015 which, among other things, expanded the by-laws to require shareholders provide advance notice to the Company of shareholder proposals and other business to be considered at shareholders’ meetings (new Section 11 of Article III of the Amended By-Laws), advance notice of shareholder nominations for director elections at annual shareholders’ meetings (new Section 12 of Article III of the Amended By-Laws), as well as the information required to be submitted by shareholders in connection with any shareholder proposal or director nomination, and delineating the director qualifications that the Nominating and Governance Committee of the

Board must consider in assessing whether any proposed director nominee should be considered for membership on the Board (new Section 12(b) of Article III of the Amended By-Laws). These new by-laws represent a material change to the procedures by which the Company’s shareholders may recommend nominees to the registrant’s board of directors.

The Compensation Committee consisted of Messrs. Lawson, Firth, Hammes, Link, Thompson and, until his resignation effective September 9, 2014, Mr. McKenna. It met three times during the fiscal year ended May 31, 2015. Every member of the Compensation Committee was present at all the meetings. The functions of the Compensation Committee are to discharge the Board’s responsibilities relating to compensation of Skyline’s executives, review and approve corporate goals and objectives relevant to the Chief Executive Officer’s compensation, evaluate Chief Executive Officer performance in light of these goals and objectives and set the Chief Executive Officer’s compensation level based on this evaluation, and to make recommendations to the Board regarding incentive compensation plans, equity based plans and to undertake any similar functions. Neither the Compensation Committee nor the management of Skyline engaged the services of a compensation consultant to provide advice or recommendations on the amount or form of executive and director compensation during the fiscal year ended May 31, 2015. Skyline has a written charter for the Compensation Committee which is posted to Skyline’s website at www.skylinecorp.com and available in paper form upon request to Skyline’s Secretary. The members of the Compensation Committee are all independent as defined in the applicable listing standards.

A Special Committee consisting of independent directors of Skyline, John C. Firth (Chairman), Jerry Hammes and Samuel S. Thompson, was formed in October 2014 to evaluate strategic initiatives. The Special Committee met four times during the fiscal year ended May 31, 2015. Every member of the Special Committee was present at all the meetings. On February 5, 2015 the Board approved the recommendations of the Special Committee, which included (i) that Skyline remain an independent company focused on its plan to build long-term shareholder value, (ii) that Skyline explore market-based debt to support Skyline’s strategic plan, (iii) that Skyline have an independent Chairman of the Board, which will be Skyline’s highest ranking position, and (iv) other recommendations focused on enhancing Skyline’s governing structure and accountability of management for results of Skyline’s operations.

Report of the Audit Committee

The following report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent the Company specifically incorporates this report by reference therein.

The Audit Committee of Skyline’s Board of Directors has reviewed and discussed Skyline’s audited financial statements with management; has discussed with Skyline’s independent registered public accounting firm, Crowe Horwath LLP, the matters required to be discussed by Auditing Standard No. 16, Communications with Audit Committees, PCAOB Release No. 2012-004 (August 15, 2012) (AS No. 16); has received from the auditors disclosures regarding the auditors’ independence as required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the audit committee concerning independence and has discussed with the auditors the auditors’ independence; and has, based on the review and discussions noted above, recommended to Skyline’s Board of Directors that the audited financial statements be included in Skyline’s Annual Report on Form 10-K for the fiscal year ended May 31, 2015 for filing with the Securities and Exchange Commission. Skyline’s Board of Directors has adopted a formal charter for the Audit Committee setting forth its responsibilities. A current copy of the Audit Committee Charter is available on Skyline’s website at www.skylinecorp.com and available in paper form upon request to Skyline’s Secretary.

Jerry Hammes, Chairman

John C. Firth

William H. Lawson

David T. Link

Samuel S. Thompson

Audit Fees

The aggregate fees billed for professional services rendered for the audit of Skyline’s annual financial statements for the last two fiscal years ended May 31, 2014 and May 31, 2015 and the reviews of the financial statements included in Skyline’s Forms 10-Q and all services that are normally provided by the accountants, Crowe Horwath LLP, in connection with statutory and regulatory filings or engagements for those fiscal years were $189,000 for each of the fiscal years ended May 31, 2014 and $179,000 for the fiscal year ended May 31, 2015.

Audit-Related Fees

The aggregate fees billed by Crowe Horwath LLP for professional services during the last two fiscal years for assurance and related services that are reasonably related to the performance of the audit or review of Skyline’s financial statements, other than those reported as Audit Fees, were $13,000 for the fiscal year ended May 31, 2014 and $13,000 for the fiscal year ended May 31, 2015.

Tax Fees

The aggregate fees billed by Crowe Horwath LLP in each of the last two fiscal years for professional services rendered for tax compliance, tax advice, and tax planning were $24,000 for the fiscal year ended May 31, 2014 and $23,000 for the fiscal year ended May 31, 2015. The services were the review, assistance and preparation and signing of Skyline’s consolidated Federal and State income tax returns.

All Other Fees

The aggregate fees billed Skyline for services by Crowe Horwath LLP, other than for services addressed under the captions “Audit Fees”, “Audit-Related Fees” and “Tax Fees” were $0 for the fiscal years ended May 31, 2014 and 2015.

Pursuant to the Audit Committee’s preapproval policies and procedures under 17 CFR 210.2-01(c)(7)(i)(C), all audit engagements received explicit approval by the Audit Committee after the Audit Committee received an adequate description of the proposed engagement.

The percentage of the services addressed under the captions “Audit-Related Fees”, “Tax Fees” and “All Other Fees” that were preapproved by the Audit Committee pursuant to 17 CFR 210.2-01(c)(7)(i) is 100%.

Code of Business Conduct and Ethics

Skyline has Codes of Business Conduct and Ethics which apply to all employees, officers and directors. The ethics policy is posted to Skyline’s website at www.skylinecorp.com and is available in paper form upon request to the Skyline Secretary.

NYSE MKT LLC Corporate Governance Listing Standards

On October 15, 2014, the Annual Written Affirmation provided for in the NYSE MKT LLC Company Guide was filed by Skyline’s Chief Financial Officer with NYSE MKT LLC. The foregoing certification was unqualified.

SECURITY OWNERSHIP OF MANAGEMENT

The following table sets forth, as of July 24, 2015, information relating to the beneficial ownership of Skyline Common Stock by each of our current Directors and the additional nominee for election as a Director, our Named Executive Officers for fiscal year 2015, and all of our current executive officers and Directors as a group, based on the Company’s records and data supplied by each of the Directors and Named Executive Officers. The percentage of beneficial ownership set forth below is based upon 8,391,244 shares of Common Stock issued and outstanding as of the close of business on July 24, 2015. Unless otherwise noted below, the address of each beneficial owner listed in the table is c/o Skyline Corporation, 2520 By-Pass Road, P.O. Box 743, Elkhart, Indiana 46515. Each person set forth in the table below has sole voting and investment power with respect to the shares listed, unless otherwise indicated.

Name and Title	Shares of Skyline Common Stock Beneficially Owned at July 24, 2015 Directly or Indirectly		Percent of Class(2)
ARTHUR J. DECIO Director Nominee and Current Director	1,477,784	(1)	17.6%

JERRY HAMMES Director Nominee and Current Director	13,000			*

WILLIAM H. LAWSON Director Nominee and Current Director	3,000			*

DAVID T. LINK Director Nominee and Current Director	600			*

JOHN C. FIRTH Director Nominee and Current Director	500			*

SAMUEL S. THOMPSON Director Nominee and Current Director	200			*

TERENCE M. DECIO Vice President, Marketing and Sales	30,080			*

RICHARD W. FLOREA Director Nominee, President and Chief Executive Officer	1,000			*

RICHARD E. NEWSTED Director Nominee	0		—

JON S. PILARSKI Vice President, Finance and Treasurer, Chief Financial Officer	0		—

BRUCE G. PAGE Former President and Chief Executive Officer	0		—

ALL DIRECTOR NOMINEES, CURRENT DIRECTORS AND EXECUTIVE OFFICERS AS A GROUP (10 persons)**	1,526,164		18.2%

*

Represents less than 1% of the Company’s outstanding shares of Common Stock calculated in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). See footnote 2 below.

**

Excludes Bruce G. Page, the Company’s former President and Chief Executive Officer, who departed the Company effective June 25, 2015. Mr. Page is disclosed in the table above because he is a Named Executive Officer of the Company for fiscal year 2015, as determined pursuant to Regulation S-K Item 402(m)(2)(i), despite the fact he is currently not employed by the Company.

(1)	Includes 83,500 shares in The Arthur J. Decio Foundation, a charitable foundation, of which Mr. Decio is a trustee. Mr. Decio disclaims any beneficial interest with respect to these shares.
(2)

For each individual or group disclosed in the table above, the figures in this column are based on 8,391,244 shares of Common Stock issued and outstanding as of July 24, 2015, plus the number of shares of Common Stock each such individual or group has the right to acquire on or within 60 days after July 24, 2015, if any, computed in accordance with Rule 13d-3(d)(1) under the Exchange Act.

SECURITY OWNERSHIP OF CERTAIN OTHER BENEFICIAL OWNERS

The following table sets forth, as of July 24, 2015, information relating to the beneficial ownership of Skyline Common Stock by each person, entity or “group” as indicated known to Skyline to beneficially own at least 5% of Skyline’s Common Stock. Information with respect to beneficial owners of more than 5% of the outstanding Common Stock is based on filings those persons have made with the SEC.

Name and Address of Beneficial Owner	Shares of Skyline Common Stock Beneficially Owned at July 24, 2015	Percent of Class(1)
Wells Fargo & Company(2) 420 Montgomery Street San Francisco, CA 94104	987,638	11.8%

GAMCO Investors, Inc.(3) One Corporate Center Rye, New York 10580-1435	695,296	8.2%

(1)

For each beneficial owner disclosed in the table above, the figures in this column are based on 8,391,244 shares of Common Stock issued and outstanding as of July 24, 2015, plus the number of shares of Common Stock each such individual or entity has the right to acquire on or within 60 days after July 24, 2015, if any, computed in accordance with Rule 13d-3(d)(1) under the Exchange Act.

(2)

This information is based solely on a Schedule 13G/A filed with the SEC as of December 31, 2014 on behalf of Wells Fargo & Company (“Wells Fargo”) and certain of its subsidiaries named therein. Wells Fargo has sole voting and dispositive power with respect to 255 of the reported shares, and shared voting and dispositive power with respect to 987,383 of the reported shares.

(3)

This information is based solely on a Schedule 13D/A filed with the SEC as of September 23, 2014 on behalf of GAMCO Asset Management Inc. (“GAMCO”) and various affiliates of GAMCO, including Gabelli Funds, LLC (“Gabelli Funds”), Teton Advisors, Inc. (“Teton Advisors”), GGCP, Inc. (“GGCP”), GAMCO Investors, Inc. (“GBL”), Mario J. Gabelli (“Gabelli”). GAMCO has sole voting power with respect to 396,700 of the reported shares, and sole dispositive power with respect to 406,700 of the reported shares. Gabelli Funds has sole voting and dispositive power with respect to 240,800 of the reported shares. Teton Advisors has sole voting and dispositive power with respect to 47,796 of the reported shares. Neither GGCP, GBL, nor Gabelli are reported as having any voting or dispositive power with respect to the reported shares.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s officers, Directors, and shareholders who beneficially own more than 10% of the Company’s Common Stock, to file reports of ownership and changes in ownership on Forms 3, 4, and 5 with the SEC. Officers, Directors, and greater than 10% shareholders are required by the SEC to furnish the Company with copies of all Forms 3, 4, and 5 that they file. Based solely on Skyline’s review of the copies of the forms it has received and representations from certain reporting persons that they were not required to file a Form 5 for certain fiscal years, Skyline is not aware of any transactions in Skyline securities that were not timely reported as required by Section 16(a) of the Securities Exchange Act of 1934 during the fiscal year ended May 31, 2015.

EXECUTIVE COMPENSATION

Summary Compensation Table

for fiscal years ended May 31, 2014 and 2015

The following table provides information about all compensation awarded to, earned by or paid to the Chief Executive Officer and the two most highly compensated executive officers whose total compensation for the fiscal year ended May 31, 2015 exceeded $100,000 (these three individuals are referred to as the “Named Executive Officers”) during the fiscal years ended May 31, 2014 and May 31, 2015.

Name and Principal Position	Year	Salary ($)	Bonus ($)	All Other Compensation ($)*	Total ($)
Bruce G. Page Former President and Chief Executive Officer	2015 2014	300,000 300,000	— —	— —	300,000 300,000
Terrence M. Decio** Vice President, Marketing and Sales	2015 2014	240,000 240,000	— —	— —	240,000 240,000
Jon S. Pilarski Vice President, Finance and Treasurer, Chief Financial Officer	2015 2014	225,000 225,000	— —	— —	225,000 225,000

*

Other compensation represents a vested contribution to the Skyline 401(k) defined contribution plan described below. There were no contributions made for the fiscal years ended May 31, 2013 and May 31, 2014.

**	Terrence M. Decio is the son of Arthur J. Decio.

401(k) Plan

Skyline has a 401(k) plan where hourly and salaried employees become eligible in the 401(k) plan as of the June 1 or December 1 immediately following completion of six months of employment. Participants in the 401(k) plan have the ability to self-direct investments pursuant to various investment choices permitted under the plan. Employee deferrals under the 401(k) plan are 100% vested. However, assets transferred from two profit sharing plans which are now terminated remain subject to a six year vesting schedule ranging from 0% after one year of employment to 100% after six or more years. Skyline in any year has the discretion to contribute employer contributions on a matching basis (based on participant 401(k) deferrals), or as a profit sharing contribution on the basis of compensation earned by participants. No employer contributions are required in any year. Any employer contributions are subject to the maximum amount permitted under the Internal Revenue Code.

Skyline reserves the right to modify, amend or terminate the 401(k) plan. In the event of termination of the 401(k) plan, the 401(k) plan trustee must pay all benefits under the plan to participants or their beneficiaries in accordance with Plan provisions and IRS and ERISA requirements.

Retirement Benefits

for fiscal year ended May 31, 2015

Skyline has entered into arrangements with certain employees, including our Named Executive Officers, which provide for Skyline to pay benefits to the employees’ estates in the event of death during active employment or to pay retirement benefits over 10 years beginning at the date of retirement. Skyline also purchased life insurance contracts on the covered employees. The cash surrender value of the insurance contracts are recorded as a long-term other asset and the net present value of the maximum potential benefit is recorded as a liability on Skyline’s financial statements.

The following table provides information on each plan that provides for payments or other benefits in connection with a Named Executive Officer’s retirement, excluding tax-qualified and non-qualified defined contribution plans.

Named Executive Officer’s Retirement Benefit Table

Named Executive Officer	Plan Name	Vesting Age	Annual Retirement Amount ($)	Annual Beneficiary Amount ($)	Maximum Potential Remaining Balance ($)	Present Value of Accumulated Benefit ($)
Terrence M. Decio	Supplemental Retirement Benefits	60	75,000	75,000	750,000	618,000
Bruce G. Page	Supplemental Retirement Benefits	65	60,000	40,000	600,000	494,000
Jon S. Pilarski	Supplemental Retirement Benefits	62	60,000	40,000	600,000	333,000

Compensation of Directors

Directors who are not employees of Skyline receive an annual fee of $20,000 payable in quarterly installments and receive $1,000 for each Board or Committee meeting attended. In addition, the non-executive Chairman receives an annual fee of $110,000. The Chairman of the Audit Committee receives $4,000 annually and the remaining members of the Audit Committee receive $3,000 annually, payable in quarterly installments. Chairmen of the other Committees who are not employees of Skyline receive an additional $3,000 annually, and Committee members of the other Committees who are not employees of Skyline receive an additional $2,000 annually, payable in quarterly installments.

Director Compensation

for the fiscal year ended May 31, 2015

The following table summarizes payments made to directors for the fiscal year ended May 31, 2015.

Name	Total Fees Earned or Paid in Cash ($)

Arthur J. Decio	$ 0

John C. Firth	$77,500

Jerry Hammes	$43,000

William H. Lawson	$45,000

David T. Link	$44,000

Andrew J. McKenna	$15,750

Samuel S. Thompson	$45,250

Directors who previously served as executive officers for Skyline are eligible to receive supplemental retirement benefits as indicated below.

Named Director	Plan Name	Vesting Age	Annual Retirement Amount ($)	Annual Beneficiary Amount ($)	Maximum Potential Remaining Balance ($)	Present Value of Accumulated Benefit ($)

Arthur J. Decio*	Supplemental Retirement Benefits	60	100,000	100,000	100,000	94,000

*

In addition to the payments noted above, in the event of the death of Arthur J. Decio, Skyline has agreed to pay his survivor(s) the sum of $2,700,000, which at statutory income tax rates would result in after tax cost to the Corporation of approximately $2,700,000. Skyline is the owner and beneficiary of policies insuring Arthur J. Decio’s life in the amount of $1,600,000.

Transactions with Related Persons

Skyline did not participate in any transaction with a “related person” as defined by 17 CFR §229.404 during the fiscal years ended May 31, 2014 or May 31, 2015 in which the amount involved exceeded the lesser of $120,000 or one percent (1%) of the average of Skyline’s total assets as of the end of Skyline’s fiscal years ending May 31, 2014 and May 31, 2015.

Risk and Executive Compensation

It is the judgment of the Board that Skyline’s compensation policies and practices are unlikely to have a material adverse effect to Skyline. This conclusion was based in part upon the fact Skyline does not currently use compensation programs at levels that commit Skyline to compensation obligations that may be inconsistent with the long-term performance of Skyline. The value of awards under the 2015 Plan should largely track changes in value of Skyline Common Stock.

DIRECTOR INDEPENDENCE AND EXECUTIVE SESSIONS

The Board of Directors has affirmatively determined that each of the five current non-management Directors – Jerry Hammes, William H. Lawson, David T. Link, John C. Firth, and Samuel S. Thompson – is an independent Director, and therefore, that a majority of Skyline’s Board of Directors is currently independent as so defined. The Board of Directors also has determined that, upon his election to the Board, Richard E. Newsted will qualify as an independent director. Each of the aforementioned persons would also qualify as an independent Nominee for Director. For this purpose, Skyline’s Board adopted the following categorical standards based in part on the New York Stock Exchange Corporate Governance Listing Standards approved by the SEC on November 4, 2003, as amended, and additional categories considered appropriate by the Board:

1.

No Director qualifies as “independent” unless the Board affirmatively determines that the Director has no material relationship with Skyline or any of its subsidiaries (either directly or as a partner, shareholder or officer of an organization that has a relationship with Skyline or its subsidiaries);

2.

A Director who is an employee, or whose immediate family member is an executive officer of Skyline or any of its subsidiaries, is not independent until three (3) years after the end of such employment relationship;

3.

A Director who receives, or whose immediate family member receives, more than $120,000 per year in direct compensation from Skyline or any of its subsidiaries, other than Director and committee fees and pension or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service), is not independent until three (3) years after he or she ceases to receive more than $120,000 per year in such compensation;

4.

A Director who is affiliated with or employed by, or whose immediate family member is affiliated with or employed in a professional capacity by a present or former internal or external auditor of Skyline or any of its subsidiaries, is not “independent” until three (3) years after the end of the affiliation or the employment or auditing relationship;

5.

A Director who is employed, or whose immediate family member is employed, as an executive officer of another company when any of Skyline or any of its subsidiaries’ present executives serve on that other company’s compensation committee is not “independent” until three (3) years after the end of such service or the employment relationship;

6.

A Director who is an executive officer or an employee, or whose immediate family member is an executive officer, of a company that makes payments to, or receives payment from, Skyline or any of its subsidiaries for property or services in an amount which, in any single fiscal year, exceeds the greater of $1,000,000 or 2% of such other company’s consolidated gross revenues, is not “independent” until three (3) years after falling below such threshold;

7.

The Board has determined that there are no relationships between Skyline and the Directors classified as independent other than service on Skyline’s Board of Directors and compensation paid to such Directors.

The foregoing independence determination of the Board of Directors also included the conclusions that:

1.

Each of the members of the Audit Committee, Nominating and Governance Committee, and Compensation Committee listed above is respectively independent under the standards listed above for purposes of membership on each of these committees; and

2.	Each of the members of the Audit Committee also meets the additional independence requirements under SEC. Rule 10A-3(b).

Mr. Firth is currently serving as the non-executive Chairman for purposes of scheduling and setting the agenda for executive sessions of the independent Directors. It is presently contemplated that there will be regular executive sessions during the fiscal year ending May 31, 2016 in conjunction with regularly scheduled Board meetings, in addition to the separate meetings of the key standing committees of the Board of Directors. There was one executive session of the independent directors held in the fiscal year ended May 31, 2015. All shareholders and interested parties may communicate directly with the independent Directors by sending an e-mail to board@skylinecorp.com.

The Board of Directors has adopted a statement of governance principles that is available on Skyline’s website at www.skylinecorp.com.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has appointed Crowe Horwath LLP as Skyline’s independent auditor for the fiscal year ending May 31, 2016. Crowe Horwath LLP has been the Company’s independent auditor since 2005, and is considered by management to be well qualified. The Board and the Audit Committee recommend that shareholders ratify the appointment of Crowe Horwath LLP as Skyline’s independent auditor for Skyline’s fiscal year 2016. Although not required to do so, Skyline believes that it is appropriate to request that shareholders ratify this appointment. If shareholders do not ratify the appointment, the Audit Committee will investigate the reasons for the shareholders’ rejection and reconsider the appointment. Representatives of Crowe Horwath LLP will be at the Annual Meeting, will be given the opportunity to make a statement, and will be available to respond to questions.

COMMUNICATIONS WITH DIRECTORS

Skyline provides for a procedure for shareholders and other interested parties to communicate with the Board. Communications may be sent to the attention of all Board Members or Committees in care of board@skylinecorp.com or to the independent directors only at chairman@skylinecorp.com.

SHAREHOLDER PROPOSALS

To be considered for inclusion in next year’s proxy statement, shareholder proposals must be received at Skyline’s principal executive offices not earlier than the close of business on May 25, 2016 nor later than the close of business on June 24, 2016.

If a shareholder wishes to submit a proposal for consideration at the 2016 Annual Meeting of Shareholders, or if a shareholder wishes to recommend a candidate for election to the Board, the Company’s Bylaws require the shareholder to provide the Company with written notice of such proposal or recommendation no less than 90 days, nor more than 120 days, in advance of the first anniversary of the 2015 Annual Meeting (in the event that the date of the 2016 Annual Meeting of Shareholders is advanced by more than 30 days or delayed by more than 30 days from such anniversary date, the shareholder must provide the

Company with written notice of such proposal or recommendation no less than 90 days, nor more than 120 days, in advance of the meeting or, if later, the 10th day following the first public announcement of the date of the 2016 Annual Meeting of Shareholders).

Notice of intention to present proposals at the 2016 Annual Meeting should be addressed to:

Jon S. Pilarski

Vice President, Finance and Treasurer,

Chief Financial Officer

Skyline Corporation

2520 By-Pass Road

Elkhart, Indiana 46514

Skyline reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

MISCELLANEOUS

As of the date of this Proxy Statement, the Board of Directors knows of no other business which will be presented for consideration at the annual meeting. However, if other proper matters are presented at the meeting, it is the intention of the proxies named in the enclosed proxy to take such action as shall be in accordance with their best judgment.

The expense of this solicitation, including the cost of preparing and mailing this Proxy Statement and accompanying material, will be paid by Skyline. Skyline expects to pay approximately $7,000 to Georgeson, Inc. as compensation for the solicitation of proxies, and may reimburse brokers and others for their expense for sending proxy material to principals for the purpose of obtaining signed proxies. In addition, solicitation may be by mail, telephone, fax and personal interview by regularly engaged officers of Skyline who will not be additionally compensated therefor.

Shareholders are respectfully requested to date, sign and return promptly the enclosed proxy in the enclosed envelope. No postage is required if mailed in the United States.

By Order of the

Board of Directors

Martin R. Fransted

Corporate Controller and Secretary

Appendix A

SKYLINE CORPORATION

2015 STOCK INCENTIVE PLAN

Section 1.     Plan Purpose. The purpose of the SKYLINE CORPORATION 2015 STOCK INCENTIVE PLAN (the “Plan”) is to promote the long-term interests of Skyline Corporation (the “Company”) by providing certain key employees, directors and independent contractors of the Company with an opportunity to acquire shares of common stock of the Company, $.0277 par value (“Shares”, and each a “Share”), or other Awards (defined below), thereby providing them with an increased incentive to work for the success of the Company and to enable the Company to attract and retain capable employees, directors and independent contractors.

Section 2.     Definitions. In addition to terms defined elsewhere in this Plan, the following definitions are applicable to this Plan:

“Award” means any award made under this Plan, including the grant of an ISO, an NQSO, Restricted Stock, Restricted Stock Unit, Stock Appreciation Rights, Performance Award, or any combination of the foregoing pursuant to the terms of this Plan.

“Award Agreement” means the written agreement setting forth the terms and provisions applicable to an Award.

“Board” means the Board of Directors of the Company.

“Cause” means, with respect to any Participant: (i) the conviction of, or admission of guilt or plea of no contest by, the Participant in a criminal proceeding with respect to any crime, whether or not involving the Company, which constitutes a felony in the jurisdiction involved; (ii) the embezzlement or misappropriation of property of the Company or any of its affiliates, or any other act involving fraud or dishonesty with respect to the Company or any of its affiliates; (iii) habitual alcohol or substance abuse; (iv) the Participant’s failure to perform to the reasonable satisfaction of the Board the Participant’s duties, responsibilities and/or services for the Company assigned or delegated to the Participant, which failure, in the reasonable judgment of the Board, in its sole discretion, continues for a period of ten (10) days after written notice thereof is given to the Participant by the Board; (v) the Participant’s material breach and/or non-compliance by the Participant of/with any of the Participant’s employment obligations (if applicable) or obligations as an independent contractor to the Company (if applicable), which breach, in the reasonable judgment of the Board, in its sole discretion, is not or cannot reasonably be expected to be cured promptly, after written notice given to the Participant by the Board; (vi) with respect to a Participant who is a member of the Board, the removal of such Participant from the Board for any reason that the Board or the shareholders determine to be actions or omissions by such Participant that were materially detrimental to the Company and/or constituted a material failure by such Participant to perform his or her duties as a member of the Board; or (vii) any breach by the Participant of his or her statutory, common law or contractual duties not to compete with the Company or any of its affiliates or not to disclose or reveal confidential information or trade secrets of the Company or any of its affiliates. If a Participant is party to a written employment agreement with Company (an “Employment Agreement”) that provides a definition of Cause different from the above, the definition of Cause in the Employment Agreement shall apply with respect to Participant for purposes of the Plan.

“Change of Control” means (i) the consummation of a plan of merger or consolidation of Company with any other corporation or entity (other than a corporation or entity directly or indirectly controlled by the Company) as a result of which the holders of the voting stock of the Company receive less than fifty percent (50%) of the voting stock or equity of the surviving or resulting corporation or entity; (ii) the acquisition by any person or entity (or more than one person or entity acting as a group) in any one (1) year period of the beneficial ownership of more than fifty percent (50%) of the combined voting power of the then outstanding voting stock of Company; provided, that any acquisition by an employee, or group composed entirely of employees, any qualified retirement plan, or any other employee benefit plan (or related trust) sponsored or maintained by Company or any entity controlled by Company shall not constitute a Change in Control; or (iii) the sale or other disposition of all or substantially all the assets of Company (other than as security for the obligations of the Company) to a person or entity (or more than one person or entity acting as a group) which is not controlled by Company or by the persons or entities controlling Company immediately prior thereto.

“Code” means the Internal Revenue Code of 1986, as amended, and interpretive rules and regulations thereunder.

“Committee” means the Compensation Committee of the Board, which consists of members of the Board who are each a “non-employee director” as provided under Rule 16b-3 of the Exchange Act, an “outside director” as provided under Code Section 162(m), and an “independent director” under the rules of the NYSE MKT or any other securities exchange or inter-dealer quotation system on which the Shares are listed or quoted. The members of the Committee shall be appointed by the Board.

“Date of Grant” means the date on which an Award is granted, as determined by the Committee.

“Disability” means the total and permanent disability of an individual as determined by the Board which renders the individual unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months.

“Effective Date” shall have the meaning set forth in Section 17 of this Plan.

“Employee” means any person who is an employee of the Company as determined pursuant to the Code.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Exercise Price” means the price per Share at which Shares subject to an Option may be purchased upon exercise of the Option (which shall never be less than Fair Market Value on the Date of Grant).

“Fair Market Value” means the closing price of a Share on the trading day of the Date of Grant (or, if there is no reported sale on such date, on the last preceding date on which any reported sale occurred) on the principal exchange on which the Shares are listed for trading, or if the Shares are not listed for trading on any exchange, the mean between the closing high bid and low asked quotations of one Share on the date in question as reported by any quotation system on which trading prices for the Shares are quoted, or, if no such quotations are available, the fair market value on such date of one Share, as determined by the Committee in good faith by the reasonable application of a reasonable valuation method which meets the standards set forth in Section 409A of the Code or Section 422 of the Code, as applicable.

“ISO” means an Option that meets the requirements of Code Section 422.

“NQSO” means an Option that is not an ISO.

“Option” means any option to purchase Shares granted pursuant to the Plan.

“Participant” means an Employee, member of the Board or independent contractor of the Company selected by the Committee to receive an Award.

“Performance Award” means the right to receive a payment (measured by (i) the Fair Market Value of a specified number of Shares at the end of a designated period, (ii) the increase in the Fair Market Value of a specified number of Shares during a designated period or (iii) a fixed cash amount payable at the end of a designated period) contingent upon the extent to which one or more Performance Goals have been met during the designated period. Payment may be made in cash, in Shares or a combination of the two, as the Committee determines.

“Performance Goals” means any goals the Committee establishes with respect to the Company, its business, or the Participant.

“Restricted Stock” means a Share that is subject to a risk of forfeiture or restrictions on transfer, or both a risk of forfeiture and restrictions on transfer.

“Restricted Stock Unit” means the right to receive a payment equal to the Fair Market Value of one Share. Payment may be made in cash, in Shares or a combination of the two, as the Committee determines.

“Rule 16b-3”  means Rule 16b-3 as promulgated by the Securities and Exchange Commission under Section 16(b) of the Exchange Act, as such rule may be amended from time to time, and any successor rule.

“Stock Appreciation Rights” mean Awards granted pursuant to Section 7.

“Termination Date”  means, with respect to any Participant, the date of such Participant’s Termination of Service.

“Termination of Service” means (a) with respect to a Participant who is an Employee, the termination of the employment relationship between the Employee and the Company and each of its affiliates, (b) with respect to a Participant who is a member of the Board, the Participant’s removal or resignation from the Board or the failure of such Participant to be re-elected to the Board, and (c) with respect to a Participant who is an independent contractor of the Company, the termination or expiration of the independent contractor engagement between the Participant and the Company and each of its affiliates.

Section 3.     Shares Subject to Plan. Subject to adjustment by the operation of Section 9 of this Plan, the maximum number of Shares that may be issued pursuant to Awards under this Plan, whether such Awards be with respect to ISOs or NQSOs or Restricted Stock or any combination of them, is Seven Hundred Thousand (700,000), which may include authorized and unissued Shares of the Company or Shares reacquired by the Company. Shares that are withheld to satisfy payment of the Exercise Price or any tax withholding obligation, and any Shares subject to an Award that expires, terminates, is forfeited, or is surrendered for cancellation, may be subject to new Awards under this Plan.

Section 4.     Administration of the Plan. The Plan shall be administered by the Committee. Except as limited by the express provisions of the Plan, the Committee shall have sole and complete authority and discretion to (a) select Participants and grant Awards; (b) determine the number of Shares to be subject to types of Awards generally, as well as to individual Awards granted under the Plan; (c) determine the terms and conditions upon which Awards shall be granted under the Plan; (d) prescribe the form and terms of instruments evidencing such grants; (e) establish from time to time procedures and regulations for the administration of the Plan; (f) interpret the Plan; (g) determine whether an Award of an Option is an ISO or NQSO; and (h) make all determinations deemed necessary or advisable for the administration of the Plan. The Committee shall, without limitation, have authority to accelerate the vesting of Awards made hereunder and to make amendments or modifications of the terms and conditions (including exercisability of the Awards) relating to the effect of termination of employment or services of a Participant. All determinations and decisions made by the Committee pursuant to the provisions of the Plan shall be final, conclusive, and binding on all persons, and shall be given the maximum deference permitted by law.

Section 5.     General Provisions Regarding Awards and Award Agreement.

5.1     Award Agreement. No person shall have any rights under any Award granted under the Plan unless and until the Company and the Participant to whom such Award shall have been granted shall have executed and delivered an Award Agreement or received any other Award acknowledgment authorized by the Committee expressly granting the Award to such person and containing provisions setting forth the terms of the Award. Award Agreements with respect to Options shall specify the Exercise Price, the time or times at which an Option will vest or become exercisable, the number of Shares to which the Option pertains, and whether the Option is intended to be an ISO or NQSO. If there is any conflict between the provisions of an Award Agreement and the terms of the Plan, the terms of the Plan shall control.

5.2     Awards May Be Granted Separately or Together; No Limitations on Other Awards. Awards may be granted either alone or in addition to, in tandem with, or in substitution for any other Award or any award granted under any other plan of the Company or any Affiliate, and the terms and conditions of an Award need not be the same with respect to each Participant.

5.3.     Other Terms and Conditions.  The grant of any Award may also be subject to other provisions (whether or not applicable to the Award granted to any other Participant) as the Committee determines appropriate, including, without limitation, provisions for:

5.3.1   Deferral. One or more means to enable Participants to defer the delivery of Shares or recognition of taxable income relating to Awards or cash payments derived from the Awards on such terms and conditions as the Committee determines, including, by way of example, the form and manner of the deferral election, the treatment of dividends paid on the Shares during the deferral period or a means for providing a return to a Participant on amounts deferred, and the permitted distribution dates or events (provided that no such deferral means may result in an increase in the number of Shares issuable under this Plan); and

5.3.2.  Dividends. Giving the Participant the right to receive dividend payments, dividend equivalents or other distributions with respect to Awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on, Shares; provided, however, that any such dividends, dividend equivalents or distributions shall be held in the custody of the Company and shall be subject to the same restrictions on transferability and forfeitability that apply to the corresponding Awards; and provided further that neither dividend payments nor dividend equivalent payments shall be made with respect to the Shares subject to Options or Stock Appreciation Rights.

Section 6.     Award of Options. The Committee, in its sole discretion, may grant (a) ISOs and/or NQSOs to those Employees of the Company who, in the opinion of the Committee, have the capacity for contributing in a substantial measure to the successful performance of the Company, and (b) NQSOs to one or more members of the Board and/or independent contractors of the Company who, in the opinion of the Committee, contribute in a substantial measure to the successful performance of the Company.

6.1.     Substitute Options. In the event the Company consummates a transaction described in Section 424(a) of the Code, persons who become Employees on account of such transaction may be granted Options in substitution for options granted by the former employer or entity. The Committee, in its sole discretion and consistent with Section 424(a) of the Code, shall determine the Exercise Price of the substitute Options.

6.2.     Termination of Options. An Option shall terminate on, and may not be exercised after, the tenth (10th) anniversary of the Date of Grant; provided, however, that an Option will terminate earlier than such tenth anniversary (but under no circumstances shall it terminate later than such tenth anniversary) in the event of any of the following:

6.2.1.  ISOs. An ISO shall terminate earlier in accordance with Section 10 of this Plan.

6.2.2.  Award Agreement.   The Option may terminate earlier in accordance with the terms of the applicable Award Agreement.

6.2.3.  Termination of Service. Except as otherwise provided in the Agreement, or in an Employment Agreement, if a Participant has a Termination of Service for any reason, then (i) any Option or portion thereof that is unvested (or otherwise unexercisable) as of the Termination Date shall terminate as of the Termination Date, and (ii) any Option or portion thereof that has previously vested (and is otherwise exercisable) as of the Termination Date shall terminate on the date that is ninety (90) days after the Termination Date; provided, however, if the Termination of Service is for Cause any Option or portion thereof that has previously vested (and is otherwise exercisable) shall terminate as of the Termination Date; provided, further, however, that if the Participant should die or suffer a Disability during such ninety-day period, and the applicable Award Agreement does not provide otherwise, such Option or portion thereof shall terminate on the date that is twelve (12) months after the Termination Date.

6.3.     Exercise of Options.

6.3.1.   Exercise Period.  Subject to any vesting provisions or other conditions, restrictions or limitations regarding the exercise of an Option as determined by the Committee, an Option may be exercised, in whole or in part, at any time beginning on the Date of Grant and ending on the date the Option expires or otherwise terminates in accordance with the Award Agreement and this Plan.

6.3.2.  Parties Who May Exercise. During the lifetime of a Participant to whom an Option was granted, such Option may be exercised only by the Participant. After the death of the Participant, but prior to the termination of the Option, such Option may be exercised by the Participant’s legal representative.

6.3.3.  Notice and Payment. To exercise an Option, the Participant must give written notice to the Company (which shall specify the number of Shares with respect to which the Participant elects to exercise the Option) together with full payment of the Exercise Price, plus the amount of taxes (if any) required by the Company to be withheld pursuant to Section 15 hereof. The date of exercise shall be the date on which the notice and payment are received by the Company. Payment of the Exercise Price shall be made in cash (including check, bank draft, or money order), or if permitted by the Committee in its sole discretion, (i) by requesting that the Company withhold Shares issuable upon exercise of the Option having an aggregate Fair Market Value on the date of exercise equal to the aggregate Exercise Price, or (ii) through a combination of cash and such Shares.

6.3.4.  Settlement Following Death of Participant. Following the death of any Participant to whom an Option was granted under this Plan, the Board, as an alternative means of settlement of such Option, may elect to pay to the person properly exercising such Option the amount by which the Fair Market Value per Share on the date of exercise exceeds the Exercise Price, multiplied by the number of Shares with respect to which such Option is properly exercised. Any such settlement of an Option shall be considered an exercise of such Option for all purposes of the applicable Award Agreement and this Plan.

6.4.     Additional Provisions With Respect to ISOs. Notwithstanding any contrary provision herein or in any Award Agreement, ISOs shall be subject to the following:

6.4.1.  Eligible Participants. ISOs may be granted only to persons who are Employees as of the Date of Grant.

6.4.2.  Limit on the Fair Market Value of Shares. The aggregate Fair Market Value of the Shares (determined as of the Date of Grant) with respect to which ISOs are exercisable for the first time by any Employee during any calendar year (under all plans of the Company including this Plan) shall not exceed $100,000.

6.4.3.  Minimum Exercise Price. The Exercise Price for Shares issuable upon the exercise of ISOs awarded under this Plan may not be less than the Fair Market Value of the Shares on the Date of Grant; provided, however, that the Exercise Price may not be less than 110% of the Fair Market Value of the Shares on the Date of Grant with respect to ISOs granted to any Employee who (together with persons whose stock ownership is attributed to the Employee pursuant to Section 424(d) of the Code), owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company on the Date of Grant.

6.4.4.  Termination of Service. No ISO may be exercised more than ninety (90) days after the Employee’s Termination of Service for any reason;

provided, however, that if an Employee has a Termination of Service as a result of his or her Disability or death, then such ISO may not be exercised more than twelve (12) months after the Employee’s Disability or death.

6.4.5.  Maximum Term. No ISO may be exercised after the expiration of ten (10) years after the Date of Grant; provided, however, that if the ISO is granted to an Employee who (together with persons whose stock ownership is attributed to the Employee pursuant to Section 424(d) of the Code), owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, the ISO may not be exercised after the expiration of five (5) years after the Date of Grant.

6.4.6.  Transfer Restrictions. No ISO shall be transferable by the Participant other than by will or the laws of descent and distribution.

6.4.7.  Parties Who May Exercise. No ISO shall be exercisable during the Participant’s lifetime by anyone other than the Participant.

6.4.8.  Shares. With respect to ISOs, any Shares received upon exercise of the ISO generally are not eligible for tax treatment under Section 422 of the Code if the Shares are sold or otherwise transferred prior to the later of (i) two (2) years from the Date of Grant of the ISO, or (ii) one (1) year from the date of exercise of the ISO.

6.4.9.  Participant Responsibilities.  If a Participant shall dispose of Stock acquired through exercise of an ISO within either (i) two (2) years after the date the Option is granted or (ii) one (1) year after the date the Option is exercised (i.e., in a disqualifying disposition), such Participant shall notify the Company within seven (7) days of the date of such disqualifying disposition.

Unless otherwise provided by the Committee in an Award Agreement, to the extent that an Option does not qualify as an ISO because of its provisions, the time and manner of its exercise, or otherwise, the Option or portion thereof which does not so qualify shall constitute a separate NQSO.

Section 7.     Stock Appreciation Rights. The Committee is hereby authorized to grant Stock Appreciation Rights to Employees and non-Employee Directors, in such amounts as it shall determine. Subject to the terms of the Plan and any applicable Award Agreement, a Stock Appreciation Right granted under the Plan shall confer on the holder thereof a right to receive, upon exercise thereof, the excess of (i) the Fair Market Value of one Share on the date of exercise over (ii) the grant price of the Stock Appreciation Right as specified by the Committee, which shall not be less than 100% of the Fair Market Value of one Share on the date of grant of the Stock Appreciation Right. The Committee shall determine all other terms and conditions of a Stock Appreciation Right, including but not limited to the term (which shall not be longer than ten years after the date the Stock Appreciation Right is granted), methods of exercise, and methods of settlement (including whether Stock Appreciation Rights will be settled in cash, Shares, other securities, other Awards, or other property, or any combination of them). The Committee may impose such conditions or restrictions on the exercise of any Stock Appreciation Right as it may deem appropriate.

Section 8.    Grant of Other Awards (e.g.; Performance Awards, Restricted Stock, Restricted Stock Units). Other Awards, valued in whole or in part by reference to, or otherwise based on, Shares, including but not limited to Performance Awards, shares of Restricted Stock, and Restricted Stock Units, may be granted either alone or in addition to or in conjunction with other Awards for such consideration, if any, and in such amounts and having such terms and conditions as the Committee may determine, subject to the following limitations:

8.1.     Pricing. Any Award that provides for purchase rights with respect to Shares shall be priced at no less than 100% of Fair Market Value on the grant date of the Award.

8.2.     Vesting. In the case of any Award that vests, or that is realized, upon the achievement of one or more Performance Goals, the Award must have a performance period of at least one (1) fiscal year of the Company; provided that the Committee may provide that the Award will be deemed earned in whole or in part upon the Participant’s termination of employment as a result of death or disability, or upon a Change of Control, and with respect to Awards that are not intended to qualify as performance-based compensation under Section 162(m) of the Code, upon the Participant’s retirement.

8.3.     Limit on Awards. The total number of Awards made under this Section that do not constitute Performance Awards, Restricted Stock or Restricted Stock Units and that are valued by reference to the full value of Shares shall be limited to not more than 100% of the total number of Shares available under the Plan pursuant to Section 3.

8.4.     Participant Limits. Subject to Section 9, the following limits apply to Awards under this Section:

8.4.1.  Restricted Stock or Restricted Stock Units. No Participant may be granted Awards under this Section that could result in such Participant receiving

Awards of Restricted Stock or Restricted Stock Units relating to more than 100,000 shares during any fiscal year of the Company;

8.4.2.  Performance Award.  No Participant may be granted Awards under this Section that could result in such Participant receiving, with respect to a Performance Award, payment of more than $500,000 in respect of any performance periods beginning in the same fiscal year of the Company; or

8.4.3.  Other Share-Based Awards.  No Participant may be granted Awards under this Section that could result in such Participant receiving other Share-based Awards with an aggregate Fair Market Value of more than $500,000, determined as of the date of grant, during any fiscal year of the Company.

8.5.     Notice of Election. If a Participant elects, under Code Section 83, to be taxed at the time an Award of Restricted Stock (or other property subject to such Code section) is made, rather than at the time the Award vests, such Participant shall notify the Company within seven (7) days of the date the Restricted Stock subject to the election is awarded.

Section 9.     Adjustments Upon Changes in Capitalization. In the event of any change in the outstanding shares of the Company’s common stock (of any class) subsequent to the Effective Date of this Plan by reason of any recapitalization, stock split, stock dividend, combination of shares, or change in the corporate structure or capital structure of the Company, or by reason of any merger, consolidation, share exchange, or similar statutory transaction other than a Change of Control (which is governed by Section 10), the maximum aggregate number and class of Shares as to which Awards may be granted under the Plan, and the number and class of Shares and the Exercise Price of Options with respect to Awards previously granted under the Plan, shall be adjusted by the Committee, in its sole discretion, in order to preclude, to the extent practicable, the enlargement or dilution of the rights and benefits incident to such Awards and to preserve the availability of Shares for future grants under the Plan. Any determination by the Committee with respect to the foregoing matters shall be final, conclusive, and binding on all Participants.

Section 10.     Change of Control. Except as otherwise specifically provided in the Award Agreement, in the event of a Change of Control, the Board may, in its sole discretion,

provide for the treatment of Awards in any manner its deems appropriate, including substituting for any and all outstanding Awards under this Plan such alternative consideration as it in good faith may determine to be equitable in the circumstances and may require in connection therewith the surrender of all Awards so replaced or the acceleration of the vesting of any Option or the provision of the same consideration, calculated on a per Share basis, as the holders of Shares were entitled to receive as if the Options were exercised. The adjustments contained in this Section and the manner of application of its provisions shall be determined solely by the Board.

Section 11.     Assignments and Transfers of Awards. Except as expressly authorized by the Committee in the Award Agreement or as set forth in this Section, Awards may not be assigned, encumbered, hypothecated, or otherwise transferred other than by will or the laws of descent and distribution, or pursuant to a qualified domestic relations order (as defined under the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the regulations thereunder). The Company shall not be liable to any person for honoring the exercise of an Option granted to a deceased Participant by the person or persons the Company shall have determined in good faith to have acquired the Option.

Section 12.     Participant Rights Limited. No Employee, member of the Board or independent contractor of the Company shall have a right to be selected as a Participant or, having been so selected, to be selected again as a Participant. No Employee, member of the Board or independent contractor shall have any claim or right to be granted an Award under this Plan or under any other incentive or similar plan of the Company or any of its affiliates. Neither this Plan nor any action taken pursuant to this Plan shall be construed as providing a contract of employment for any term or giving any person any right to be retained in the employ or service of the Company.

Section 13.     Shareholder Rights. No Participant or other person shall have any of the rights or privileges of a shareholder of the Company with respect to any Shares issuable pursuant to an Award unless and until certificates representing the Shares shall have been issued, recorded on the records of the Company or its transfer agents or registrars and delivered to the Participant or other person entitled to the Shares.

Section 14.     Compliance With Laws and Regulations. If, at the time Shares are to be delivered under this Plan, the class of stock of which such Shares are a part is listed or traded on any stock exchange, quotation, or similar system, including any over-the-counter bulletin board, then the Company shall not be required to deliver such Shares until any applicable requirements of such exchange or system have been complied with. In addition, the Company shall not be required to deliver any Shares under this Plan prior to the completion of such registration or other qualification of such Shares under any federal or state law, rule, or regulation, as the Company shall determine to be necessary or advisable. In the case of officers of the Company and other persons subject to Section 16(b) of the Exchange Act, the Committee may at any time impose any limitations upon the exercise of an Option that, in the Committee’s discretion, are necessary or desirable in order to comply with such Section 16(b) and the rules and regulations thereunder. If the Company, as part of an offering of securities or otherwise, finds it desirable because of federal or state regulatory requirements, to reduce the period during which any Option may be exercised, the Committee may, in its discretion and without the Participant’s consent, so reduce such period on not less than 15 days written notice to the holder thereof.

Section 15.     Withholding Tax. If a Participant or other person is entitled to receive Shares pursuant to the exercise of an Option, the Company shall have the right to require the Participant or such other person to pay the Company the amount of any taxes that the Company is required to withhold with respect to such Shares, or, in lieu thereof, to retain (and sell, if the Company so chooses) a number of Shares sufficient to cover the amount required to be withheld. The Company also shall have the right to deduct from all dividends paid with respect to Shares retained pursuant to this Section the amount of any taxes that the Company is required to withhold with respect to such dividend payments.

Section 16.     Termination, Amendment and Modification of the Plan.  The Board may at any time terminate, and may at any time and from time to time and in any respect amend or modify, the Plan; provided, however, that to the extent necessary to comply with Rule 16b-3 under the Exchange Act or Section 422 of the Code (or any other applicable law or regulation, including requirements of any stock exchange or quotation system on which the Shares are listed or quoted), shareholder approval of any Plan amendment shall be obtained in such a manner and to such a degree as is required by the applicable law or regulation; and provided further, that no termination, amendment or modification of the Plan shall in any manner adversely affect the rights of any Participant who has been granted an Award pursuant to the Plan without the consent of the Participant to whom the Award was granted.

Section 17.     Effective Date of Plan. This Plan is effective as of June 25, 2015 (the “Effective Date”); provided that the shareholders also shall approve this Plan within twelve (12) months after the date of adoption by the Board. With respect to any Options granted under an Award under this Plan or to which shareholder approval is required by applicable law or stock exchange requirements, but shareholder approval is not obtained, such Options and the grant of Award shall terminate and be null and void.

Section 18.     Indemnification of Board and Committee. In addition to such other rights of indemnification as they may have as directors, the members of the Board, including the members of the Committee, shall be indemnified by the Company against the reasonable expenses, including attorneys’ fees actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any Option, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such member is liable for negligence or misconduct in the performance of his duties; provided that within 60 days after institution of any such action, suit or proceeding a member shall in writing offer the Company the opportunity, at its own expense, to handle and defend the same.

Section 19.     Unfunded Plan. This Plan is intended to be an unfunded plan for incentive compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in this Plan or any Award Agreement shall give the Participant any rights greater than that of a general unsecured creditor of the Company.

Section 20.     Governing Law. This Plan and any Award Agreement executed under this Plan shall be construed in accordance with and governed by the laws of the State of Indiana without regard to conflicts of law principles thereof.

Section 21.     Recoupment. All Awards and any and all payments made or required to be made or Shares received or required to be issued hereunder and pursuant to this Plan or any Award Agreement to any Participant shall be subject to repayment to the Company by the Participant (and the successors, assigns, heirs, estate, and personal representative of the Participant) pursuant to the terms of any clawback, recoupment, or other policy implemented from time to time by the Board (any such policy, as amended, amended and restated, or superseded, the “Recoupment Policy”). As additional consideration for any Award granted to a Participant and for any payment made or required to be made or stock received or required to be issued hereunder and pursuant to any Award Agreement to any Participant, each Participant agrees that he or she is bound by and subject to any Recoupment Policy as in effect at any time and from time to time (whether before, at, or after the granting or payment of any Award).

*        *        *         *        *        *        *

As Adopted by the Board of Directors of Skyline Corporation

on June 25, 2015

IMPORTANT: Please mark, sign, date and promptly return this proxy using the enclosed envelope.

PROXY

SKYLINE CORPORATION

THIS PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Jon S. Pilarski and Martin R. Fransted as proxies, each with the power to appoint a substitute, and hereby authorizes them, or either of them, to appear and to vote as designated below, all the shares of common stock held of record by the undersigned on July 24, 2015, at the Annual Meeting of Shareholders of Skyline Corporation, to be held at 9:00 a.m. Eastern Daylight Time on September 21, 2015, at the Garden Ballroom, Hilton Garden Inn, 3401 Plaza Court, Elkhart, Indiana, and at any adjournments thereof.

1.	ELECTION OF DIRECTORS

NOMINEES:

Arthur J. Decio, John C. Firth, Richard W. Florea, Jerry Hammes, William H. Lawson, David T. Link, Richard E. Newsted, and Samuel S. Thompson

Mark Only One Box:

☐ FOR all nominees listed above; except vote withheld with respect to nominee/s listed below (if any).	☐ WITHHOLD AUTHORITY to vote for ALL nominees listed above.

2.	APPROVAL AND ADOPTION OF THE COMPANY’S 2015 STOCK INCENTIVE PLAN

The approval and adoption of the Company’s 2015 Stock Incentive Plan.

Mark Only One Box:

☐ FOR the approval and adoption of the Company’s 2015 Stock Incentive Plan.	☐ AGAINST the approval and adoption of the Company’s 2015 Stock Incentive Plan.

☐ ABSTAIN from the approving and adopting the Company’s 2015 Stock Incentive Plan.

3.	ADVISORY VOTE TO RATIFY APPOINTMENT OF CROWE HORWATH LLP AS INDEPENDENT AUDITOR

The ratification of Crowe Horwath LLP as Skyline’s Independent Auditor for fiscal year 2016.

Mark Only One Box:

☐ FOR ratifying the appointment of Crowe Horwath LLP as Skyline’s Independent Auditor for fiscal year 2016.	☐ AGAINST ratifying the appointment of Crowe Horwath LLP as Skyline’s Independent Auditor for fiscal year 2016.

☐ ABSTAIN from ratifying the appointment of Crowe Horwath LLP as Skyline’s Independent Auditor for fiscal year 2016.

4.	ADVISORY VOTE ON COMPENSATION ON EXECUTIVE COMPENSATION

RESOLVED, the shareholders approve the compensation awarded to Skyline’s Named Executive Officers for fiscal year 2015 as disclosed in the Executive Compensation discussion included in the Proxy Statement.

Mark Only One Box:

☐ FOR approval of the above resolution on the compensation of Named Executive Officers for fiscal year 2015.	☐ AGAINST approving the above resolution on the compensation of Named Executive Officers for fiscal year 2015.

☐ ABSTAIN from approving or disapproving the above resolution on the compensation of Named Executive Officers for fiscal year 2015.

5.	At his discretion, the proxy is authorized to vote upon such other business as may properly come before the meeting.

(Continued and to be signed on other side)

(Continued from other side)

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THE PROXY WILL BE VOTED FOR: (1) THE NOMINEES FOR DIRECTORS; (2) THE APPROVAL AND ADOPTION OF THE COMPANY’S 2015 STOCK INCENTIVE PLAN; (3) THE RATIFICATION OF CROWE HORWATH LLP AS SKYLINE’S INDEPENDENT AUDITOR FOR FISCAL YEAR 2016; (4) APPROVAL OF THE COMPENSATION OF THE NAMED EXECUTIVE OFFICERS FOR FISCAL YEAR 2015; AND (5) AT THE DISCRETION OF THE APPOINTED PROXY ON ALL OTHER BUSINESS PROPERLY BEFORE THE MEETING.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on September 21, 2015. Skyline’s Annual Report to Shareholders, Proxy Statement, and Proxy are available on the Internet at www.skylinecorp.com.

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and the Proxy Statement furnished therewith, both of which are dated September 1, 2015.

Dated: [●], 2015

Signature

Signature

Please Print:

Name

Name

Address

Address

City, State, Zip Code

Date

Please sign exactly as name appears hereon. Where shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.